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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        April 13, 1999
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                           AMERICAN BUILDINGS COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                    0-23688                     63-0931058
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(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


 1150 State Docks Road, Eufaula, Alabama                                 36027
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:       (334) 687-2032
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

      On April 13, 1999, American Buildings Company (the "Company") issued a press release announcing the Company's first quarter earnings. The press release is attached as Exhibit 99 hereto, the text of which is incorporated by reference under this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            Not applicable.

      (B)   PRO FORMA FINANCIAL INFORMATION.

            Not applicable.

      (C)  EXHIBITS.

            99    Press Release.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AMERICAN BUILDINGS COMPANY



Date: April 16, 1999                      By: /s/ R. CHARLES BLACKMON
                                             -------------------------------
                                          Name:  R. Charles Blackmon
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


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                                  Exhibit Index

99   Press Release.


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